DETERMINED THE MINDSET OF A WINNER Wednesday, March 8, 2006

Successes: Sales grew by 5 percent to a record $1.87 billion Net income increased for the 24th consecutive year. Earnings per share increased 8 percent to $3.29 per share Return on Equity was 39 percent while debt to total capital remained at a low 5 percent Victory motorcycles became profitable for the first quarter in its history Purchased 25 percent of Austrian motorcycle company - KTM Completed the new Research and Development Center Disappointments: Execution in snowmobiles was below expectations Increased commodity prices eroded gross margins in 2005 Overall North American ATV and snowmobiles markets slowed Experienced higher inventory levels 2005 in Summary

$1.26 $1.40 $1.49 $1.64 $1.83 $1.99 $2.29 $2.58 $2.97 $3.15 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 $985 $948 $1,106 $1,245 $1,327 $1,427 $1,468 $1,552 $1,773 $1,870 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Consistent Financial Performance Dollars (in millions) Net Income Per Share from Continuing Operations 1996-2005* $3.23 - $3.38 3-7% Increase 24 consecutive years of earnings growth Sales from Continuing Operations 1996-2005 Flat to Up 2% *Note: Starting in the first quarter of 2006, Polaris will begin expensing stock options in accordance with the Statement of Financial Accounting Standard 123 (SFAS 123). The adoption of this Standard is expected to result in a charge to full year 2006 earnings of approximately $0.12 to $0.14 per diluted share. Assuming the Company had adopted the Standard for fiscal year 2005, pro forma diluted earnings per share from continuing operations would have been reduced by $0.14 per share to $3.15. The pro forma diluted earnings per share of $3.15 for calendar 2005 forms the basis from which we derived our 2006 earnings expectations. The diluted earnings per share from continuing operations amounts shown for years 1996 through 2004 have also been reflected on pro forma basis to recognize this compensation expense, which historically was reported in the Notes to our Consolidated Financial Statements. Per Diluted Share Ten Year CAGR: 11% Ten Year CAGR: 7% Guidance Guidance

Consistent Financial Performance Debt to Total Capital Ratio 1996-2005 Ample Credit Capacity 1993 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 0.41 0.52 0.47 0.49 0.53 0.48 0.44 0.43 0.4 0.4 0.39 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 0.18 0.13 0.12 0.19 0.19 0.07 0.06 0.05 0.05 0.05 Return on Shareholders Equity from Continuing Operations 1996-2005 Industry-Leading

Ten Year CAGR: 9% Consistent Financial Performance 1993 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 59 96 100 109 120 129 150 174 178 201 208 (Dollars in Millions) *Before Changes in Current Operating Items and Deferred Taxes Note: A reconciliation of the Company's calculation of cash flow provided to the most directly comparable cash flow measure, as required by Regulation G, appears in the appendix of this presentation. Cash Flow from Continuing Operations* 1996-2005

1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 0.3 0.32 0.36 0.4 0.44 0.5 0.56 0.62 0.92 1.12 1.24 West 38.6 34.6 31.6 North 46.9 45 43.9 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 East 1 3 2.2 3 2.4 2.2 2.4 2.4 1.4 2.4 West 38.6 34.6 31.6 North 46.9 45 43.9 Consistent Financial Performance Cash Flow Used to Fund... Capital Investments for Continuing Operations Shares Repurchased Through 2005 the Company has repurchased 22.3 million of 27.0 million authorized at an average price of $26 per share. Dividends In Millions 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 East 14 40 38 52 40 49 76 73 67 132 West 38.6 34.6 31.6 North 46.9 45 43.9 Shares repurchased $ In Millions $ In Millions $70 - $80 Cash spent +11% $0.32 $0.36 $0.40 $0.44 $0.50 $0.56 $0.62 $0.92 $1.12 $0.30 $1.24 $90 $89 $59 $52 $53 $62 2000 2001 2002 2003 2004 2005 2006 Guidance

The Road Ahead - 2006 and beyond: The Game Plan has not changed The Game Plan has not changed The Game Plan has not changed Build a dominant brand with industry-leading quality and distribution 2004 2009 Snowmobiles 2004 Guidance 2004 Guidance 1.773 3 1 1043 1043 52 52 North 45.9 46.9 45 $3 Billion $1.870 Billion Sales Grow Sales to $3 Billion by 2009 2005 Actual 2009 Goal 2004 2009 Snowmobiles 2004 Guidance 2004 Guidance 7.7 9 1 1043 1043 52 52 North 45.9 46.9 45 Expand net income to 9% of sales by 2009 9.0% 7.4% Net Margin from Continuing Operations +160 basis point improvement 2005 Actual 2009 Goal Note: Polaris will begin expensing stock options in the first quarter of 2006. The 2005 net margin percentage has been adjusted assuming the Company had begun expensing stock options in 2005. How do we achieve the goals?

The Game Plan Product Innovation Worldwide ATV Industry Growth Worldwide Utility Industry Growth * Includes Utility Vehicles Utility Vehicles ATVs Motorcycles* Snowmobiles 2004 Guidance 2 6.5 6.3 1 1043 52 52 North 45.9 46.9 45 Estimated Worldwide Market $2.0 $6.5 $6.3 $ in billions $1.0 Utility Vehicles ATVs Motorcycles (N.A. Cruisers and Touring) Snowmobiles Build Strength in Existing Strong Businesses ATVs and Utility Vehicles Polaris ATV Sales* Increase in the 1% to 3% range $ In millions +7% $938 $1,043 $1,160 $1,239 2002 2003 2004 2005 2006 Guidance The ATV and Utility vehicles Industry combined, grew 4% in 2005 with approximately 1,383,000 units sold worldwide. Year 2005: 1% growth Rapid Growth 25% in 2005

$293 $229 $288 $257 2002 2003 2004 2005 2006 Guidance The Game Plan Product Innovation Build Strength in Existing Strong Businesses Snowmobiles 1998 2000 2001 2002 2003 2004 2005 255.9 213 213 206 187 181 174 Worldwide Snowmobile Industry Growth Season-end March 31 Polaris Snowmobile Sales $ in millions Utility Vehicles ATVs Motorcycles* Snowmobiles 2004 Guidance 2 6.5 6 1 1043 52 52 North 45.9 46.9 45 Estimated Worldwide Market $2.0 $6.5 $6.3 $ in billions $1.0 Utility Vehicles ATVs Motorcycles (N.A. Cruiser & Touring) Snowmobiles Worldwide Industry Snowmobile Sales by Region 2004/2005 2006 likely down double digits given lack of snow fall Rocky Mtn South Northern Plains Great Lakes North East E. Canada W. Canada Central Canada International Pie 2 0.12598 0.0159 0.08306 0.1494 0.20603 0.12922 0.05359 0.08369 0.15269 21889 2763 14431 25963 35796 22452 9311 14541 26530 173741

The Game Plan
Product Innovation

POLARIS

Build Powertrain Capability to Control Our Destiny
Recent Polaris New Technology

Approx. 35% of engines are designed and assembled in-house

ATV
- Liberty™ 800, 700 and 500 engines with EFI

Snowmobiles
- Polaris FS and FST four-stroke engines
- Liberty™ clean fire injection 900 and 700 two-stroke engines
- New Liberty™ 600 HO (high output) two-stroke

RANGERs
- Liberty 700 and 500 EFI engines
- SpeedKey™ system for top speed control

Motorcycles
- Freedom 100 (100 cubic inch, fuel injected overhead cam v-twin engine)
- 6-speed overdrive transmission

10

The Game Plan Product Innovation Expand Parts, Garments & Accessories (PG&A) 1999 2002 2003 2004 2005 2006 Guidance East 158 203 223 251 274 274 19 North 45.9 43.9 PG&A Sales $ in millions +9% $203 $223 Snowmobiles PWC ATVs PG&A Motorcycles 25 2 62 6 5 PWC 2% General Merchandise 6% ATV / RANGER 62% Snowmobiles 25% Victory 5% 2005 Sales Breakdown Snowmobiles PWC ATVs PG&A Motorcycles 43 53 6 7 4 2005 PG&A Sales by Product Accessories 42% Garments 6% Parts 52% $251 Slightly faster than overall company sales $274

The Game Plan Product Innovation Grow Financial Services 2005 Year End: Generated $38.6 million of income in 2005 from financial services Now 19% of pretax income High return on investment Wholesale portfolio losses are within industry norms Household Agreement Modified In August 2005: Income to be paid based on volume of retail credit business generated Income potential to Polaris is maintained HSBC will continue to offer consumer financing at approx. 1,500 Polaris dealerships in U.S. Polaris' cash deposit requirement is eliminated All credit and funding risk to Polaris removed 2006 Guidance: Income is expected to grow at a similar pace as total sales. Wholesale Portfolio - Polaris Acceptance Income from PA Receivable Portfolio Retail Portfolio - HSBC Income from HSBC (millions) (millions) (millions) $14.2 $11.5 $9.3 2003 2004 2005 $581 $669 2003 2004 2005 $797 $22.2 $19.2 $13.2 2003 2004 2005 32% 34% 37% 2003 2004 2005 Penetration Rate

The Game Plan Growth Initiatives Grow Victory Motorcycles The Size of the Prize Viewed as $300-$500 million opportunity At 5% target share in 2010 = $300+ million Longer-term $1 billion opportunity We have the plan to get there: hot new products, growing brand strength, and an improving and growing dealer network Utility Vehicles ATVs Motorcycles* Snowmobiles 2004 Guidance 2 6.5 6 1 1043 52 52 North 45.9 46.9 45 Estimated Worldwide Market $2.0 $6.5 $6.3 $ in billions $1.0 Utility Vehicle ATVs Motorcycles (N.A. Cruiser & Touring) Snow- mobiles 2000 2001 2002 2003 2004 2005 Cruisers 220 259 308 344 354 372 Touring 80.2 90 107 143 147 154 All Motorcycles 420 432 514 560 593 623 Year 2005 growth for cruisers and touring combined was 5% Motorcycle Industry Growth Victory Sales $ in millions +34% Increase in the high teens percent range $34 $57 $74 $99 2002 2003 2004 2005 2006 Guidance

* Polaris Estimate 2005 Market - $1.8 Billion Estimated Market Size For Polaris Products* Polaris Subsidiaries France Australia/NZ UK Sweden/Norway Finland Russia Germany Italy Spain Portugal Others Japan The Game Plan Growth Initiatives International Growth 107% 296% 160% 1999 2001 2002 2003 2004 2005 East 68 83 90 142 194 233 $83 $141 $90 International Sales $194 Expand Globally Victory ATV Snowmobile PG&A East 72 15 13 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 International Revenue Mix Percent of 2005 Sales from Continuing Operations Victory 0% ATV/Utility 72% Snowmobile 15% PG&A 13% +20% $233

The Game Plan Growth Initiatives Capitalize on Polaris/KTM Strategic Partnership

Why KTM? Growing by acquisition is a good idea for Polaris Slower growth in core businesses Low debt/strong cash flow make it manageable Experienced management team can drive the benefits Consistent with our strategic direction - "The chart" Polaris has carefully evaluated every potential opportunity in our industry for several years. KTM is the best option for Polaris: A quality company with outstanding track record Highly complimentary with existing business Long relationship with management The deal is structured to balance risk and reward Motorcycles are critical for long term growth, brand and distribution development, and financial performance.

The Market Opportunities Snowmobiles $ 1.0B Utility Vehicles $ 2.0B ATV's $ 6.5B Motorcycles ~ $ 25.0B Biggest market Polaris participates in. Polaris currently has less than 1% share of the total market.

Potential Benefits Polaris KTM Strengths North America ATVs Cost/Efficiency Europe Motorcycles Racing Opportunities Europe Motorcycles High Performance Engines North America ATV Cost/Efficiency We Help Each Other

Who is KTM?
"READY TO RACE"

POLARIS

- **Builds race-ready motorcycles for competitive as well as recreational riding**
- **Wins Races – 120 world championships**
  - Recent wins:
    - **DAKAR RALLY**: 6 consecutive wins *(2001-2006)*
    - ***MOTOCROSS:*** *MX3 World Champion*
    - ***SUPERCROSS***: *Runner-Up in the U.S. Nationals 125 cc, 2 Runner-up titles (U.S. Nationals East/West)*
    - ***CROSS COUNTRY***: *Champion title in U.S offroad series, the GNCC*
    - ***ENDURO:*** *3 World Championship titles*
    - ***SUPERMOTO:*** *Championship title for S1*
    - ***ROAD RACING***: *Design Engineer World Champion at the 125 cc*
  - Insights gained from motor sport racing circuit are passed directly into series production



- **Adventure Tours**
  - Customer Loyalty
  - Brand Awareness





19

Deal Overview Phase I In Summer of 2005 Polaris purchased ~25% of KTM for $83MM We also entered into agreements for potentially another transaction to occur in the fall of 2007 (Phase II) During phase I, the companies will be run separately: We have exchanged Board seats We communicate regularly We are conducting 7 joint projects Phase II KTM management has the first option to buy our shares back Polaris has the second option, but not the obligation, to buy KTM management's shares Price is based on PII's market multiples (Sales, EBITDA, Net Income) applied to KTM's GAAP adjusted financials in 2007 The majority of KTM management's consideration paid will be in Polaris stock

What If it Works? Polaris - With a Successful Phase II transaction: Bigger & stronger in motorcycles ~30% of revenue ^ Cruisers ^ Sport Bikes ^ Dirt Bikes ^ NEW PRODUCTS COMING Much stronger internationally ~30% of revenue Becoming a global company Stronger in sport ATVs Stronger in engines and technology More efficient and flexible. Utilizing European and N.A. manufacturing Even more diverse than today Across both products and geography 3 solid brands - Victory, KTM, Polaris $3B by 2009 suddenly looks very doable The Next Level

The Game Plan Growth Initiatives New Polaris Technology Center opened in Wyoming, Minnesota in April 2005 World Class Technology Single biggest capital investment in Company history: $35M Required to remain a technology leader in the industry Consolidate R&D personnel into two locations Wyoming, Minnesota Roseau, Minnesota Supports future growth of the Company in technology, Powertrain and emissions On-site field proving grounds Roseau Wyoming

The Game Plan Growth Initiatives Ongoing Efficiency Improvements Aggressively seek improvement to our cost structure Continue to reduce the number of platforms where feasible Use more common components More disciplined logistics solutions Global sourcing 2005 decline due to snowmobile quality issues and margin pressures, and increased commodity cost pressures 1 2 3 4 2005 2006 Guidance East 21.5 22.6 23.4 23.9 22.3 22.8 West 0.5 North Gross Margin Percentage from Continuing Operations 2001 2002 2003 2004 21.5% 22.6% 23.4% 23.9% 2006 Guidance Expect improvement in excess of 100 basis points 22.3% 2005

2006 Year Guidance Full Year 2006 Full year 2006 earnings from continuing operations is expected to be in the range of $3.23 to $3.38 per diluted share, a 3% to 7% increase over the $3.15 in 2005, after reflecting the pro forma effect of stock option expensing. Sales growth is expected to be in a range of flat to up 2% over 2005 sales of $1.87 billion. First Quarter 2006 First quarter 2006 earnings from continuing operations guidance range is $0.25 to $0.27 per diluted share down from last years earnings per share of $0.40 per share, after reflecting the pro forma effect of stock option expensing. Sales are expected to be down 6 percent to 9 percent. The decrease is primarily due to the Company limiting ATV shipments to help reduce dealer inventories.

1995 Private Securities Reform Act Polaris Industries Inc. Disclosure Statement Our presentation and responses to your questions may contain certain statements which may be considered forward looking for the purposes of the Private Securities Reform Act of 1995. We caution you that actual results could differ materially from those projected in a forward looking statement which by their nature involve risk that results may differ from those anticipated. Additional information concerning the factors that could cause results to differ materially from those anticipated may be found in Polaris' annual report, 10-K, 8-K, 10-Q and form S-3 registration statements.

Appendix Regulation G Reconciliation